UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2026

READY CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1251 Avenue of the Americas, 50th Floor
New York, NY 10020
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (212) 257-4600
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RC	New York Stock Exchange
Preferred Stock, 6.25% Series C Cumulative Convertible, par value $0.0001 per share	RC PRC	New York Stock Exchange
Preferred Stock, 6.50% Series E Cumulative Redeemable, par value $0.0001 per share	RC PRE	New York Stock Exchange
9.00% Senior Notes due 2029	RCD	New York Stock Exchange

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 8.01 below regarding the New Notes (defined below) is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

Ready Capital Corporation (the “Company”), through its subsidiary ReadyCap Holdings II, LLC (the “Issuer”), has priced a private placement of $225.0 million in aggregate principal amount of the Issuer’s 10.00% Senior Secured Notes due 2031 (the “New Notes”). The New Notes will be issued under a note purchase agreement, dated as of the expected September 28, 2026 closing date (the “Note Purchase Agreement”), between the Issuer, the purchasers named therein (the “Purchasers”) and UMB Bank, N.A., as collateral agent.

The New Notes will be senior secured obligations of the Issuer. Payments of the amounts due on the New Notes will be fully and unconditionally guaranteed (the “Guarantees”) at issuance by the Company, Sutherland Asset I, LLC, Ready Capital Partners I, LLC, ReadyCap Holdings, LLC (“RCH”) and Ready Capital Subsidiary REIT I, LLC (collectively, the “Guarantors”). The Issuer’s and the Guarantors’ respective obligations under the New Notes and the Guarantees will be secured by a first-priority lien on certain equity interests held by the Guarantors and the assets of the Issuer.

The New Notes and the Guarantees will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from the registration requirements of the Securities Act or any state securities laws. The New Notes and the Guarantees were offered and will be sold in a private placement in reliance on Section 4(a)(2) of the Securities Act to a limited number of institutional accredited investors as defined in Rule 501(a) of Regulation D. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the New Notes or the Guarantees, nor shall there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. In accordance with Item 601(b)(4)(iii)(A) of Regulation S-K, certain instruments with respect to the New Notes have been omitted but will be furnished to the Securities and Exchange Commission (the “SEC”) upon request.

On September 28, 2026, the Issuer intends to close the offering of the New Notes and using the net proceeds from the issuance, RCH will redeem the outstanding principal balance of its $350.0 million aggregate principal amount of 4.50% Senior Secured Notes due 2026 (the “Existing Notes”) at a redemption price equal to 100% of the principal amount of the Existing Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date, with the remaining balance of the redemption payment to be funded from other available sources, including loan repayments and loan sales. Such redemption will occur pursuant to a notice of redemption issued by RCH to holders of the Existing Notes on September 18, 2026 and in accordance with the note purchase agreement, dated as of October 20, 2021, between RCH, the purchasers party thereto, and UMB Bank, N.A., as collateral agent. This Current Report on Form 8-K does not constitute a notice of redemption of the Existing Notes.

On September 17, 2026, the Issuer, UMB Bank, N.A., as escrow agent (the “Escrow Agent”), and the Purchasers, entered into an escrow agreement (the “Escrow Agreement”), pursuant to which the Escrow Agent received in escrow (i) deposits from the Purchasers in an aggregate amount of $223.9 million, representing the proceeds in respect of the contemplated issuance at a 99.5% issuance price and (ii) a deposit from the Issuer of an amount in cash representing 30 days of interest on the New Notes at the rate of 10.00% per annum, such that the Purchasers will receive interest on the funds for so long as they are in escrow. The parties also deposited into escrow the executed Note Purchase Agreement and related transaction documentation. Under the terms of the Escrow Agreement, on September 28, 2026, the Escrow Agent will release the funds and the transaction documentation related to the issuance of the New Notes placed into escrow assuming the conditions set forth in the Escrow Agreement are satisfied, which conditions include the bring-down of the representations of the Issuer contained in the Note Purchase Agreement and a confirmation by the Issuer that the principal funds deposited into escrow will be applied to redeem an equal amount of Existing Notes. If the closing of the New Notes offering does not occur by

October 19, 2026, then the Escrow Agent will return the proceeds contributed by the Purchasers and pay to the Purchasers the escrowed interest.

On September 18, 2026, the Company issued a press release announcing the pricing of the New Notes described above. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements. Words such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “will,” “should,” “could,” “would,” “may,” “potential” or the negative of those terms or other comparable terminology are intended to identify forward-looking statements. The Company intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about the planned issuance of the New Notes, intended redemption of the Existing Notes and the related redemption date. There can be no assurance that the closing of the New Notes or the redemption of the Existing Notes will occur and forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions, many of which are beyond the control of the Company, including, without limitation, the risk factors and other matters set forth in the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Description

99.1	Ready Capital Corporation press release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READY CAPITAL CORPORATION

By:	/s/ Andrew Ahlborn
Name: Andrew Ahlborn
Title: Chief Financial Officer

Date: September 18, 2026